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                             WANGER ADVISORS TRUST

                         Supplement dated April 7, 2004
                      To Prospectuses Dated May 1, 2003 of

                          Wanger U.S. Smaller Companies
                         Wanger International Small Cap
                                  Wanger Twenty
                              Wanger Foreign Forty

Effective immediately, the section entitled "Legal Proceedings" in the Prospectus is replaced in its entirety by the following:

LEGAL PROCEEDINGS. The Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' adviser, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds but not to the Wanger Advisors Trust Family of Funds. Columbia has not uncovered any instances where any of its affiliates were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CFDI and CMA, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the NYAG filed a civil complaint in New York Supreme Court, County of New York against CFDI and CMA alleging that CFDI and CMA had violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. Neither complaint was filed against CWAM, and none of the Wanger Advisors Trust Funds was identified in the complaints as funds that were affected by informal trading arrangements. If either CFDI or CMA were unsuccessful in its defense of those proceedings, it could be barred from serving as a distributor or investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"), which could prevent CFDI from serving as the Funds' distributor and could affect the ability of an affiliated person of CFDI or CMA to serve as a distributor or investment adviser for any registered investment company. The Funds have been informed by CFDI that, in such a situation, it will seek exemptive relief from the SEC to permit it to continue to serve as the Funds' distributor. There is no assurance that such exemptive relief would be granted. On March 15, 2004, CFDI and CMA entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CFDI and CMA agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CFDI and CMA to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and fiduciary duties; and retention of an independent consultant to review CFDI's and CMA's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of that acquisition, CWAM and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.